UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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MoneyGram International, Inc.

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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of MoneyGram International, Inc. (the “Company”) pursuant to the Agreement and Plan of Merger, dated as of February 14, 2022, by and among the Company, Mobius Parent Corp., an affiliate of Madison Dearborn Partners, LLC, and Mobius Merger Sub, Inc.:

(i)	Letter to Employees and Infographic on Merger Highlights from MoneyGram CEO Alexander Holmes

(ii)	Letter to Agents from MoneyGram CEO Alexander Holmes

(iii)	Key Management Group Talking Points for Use with Teams

Letter to Employees and Infographic on Merger Highlights from MoneyGram CEO Alexander Holmes

Dear Colleagues,

I am writing to share some very exciting news regarding the future of our company. As we continue to build on our successful growth strategy, we are thrilled to announce that MoneyGram has entered into an agreement to be acquired by funds affiliated with Madison Dearborn Partners (MDP), a leading private equity firm based in Chicago with significant experience investing in the financial services sector.

As we look to the next chapter for MoneyGram, we believe it makes sense to join forces with a partner that can invest in our platform, and MDP has an impressive track record of supporting companies and accelerating their strategies. In addition, through this transaction, we will become a privately held organization, which will provide enhanced flexibility to further focus on long-term growth while also reducing time-consuming administrative work each quarter. As a private company with MDP’s support, we expect to have greater opportunities to innovate and transform MoneyGram to lead the industry in cross-border payment technology and deliver a more expansive set of digital offerings, while leveraging our global platform for new customers and use cases.

You may be wondering what this means for you. While this announcement signals a change in ownership, it does not change our strategy or our values. We will continue to be a company that is focused on serving our customers with excellence and executing our customer-centric transformation. MDP recognizes the importance of the MoneyGram team to our collective success. In fact, the strength of the team is one of the reasons they are so excited to partner with us. MDP is focused on retaining MoneyGram’s talented employees and we expect many new career developments and advancement opportunities for our team as a result of this transaction.

There are several important steps and approvals required before we complete the transaction; until then we will remain an independent, public company. This means you should not expect any significant changes, and we should all remain focused on our day-to-day responsibilities. We will keep you updated of developments related to the pending transaction. Following the close of the transaction, which we expect to occur in the fourth quarter 2022, we expect MoneyGram will continue to be led by our current management team.

I know you may have questions about this announcement, and I have included an infographic below to address some of the key topics we expect you may be wondering about. Additionally, we will be hosting an All-Hands meeting today at 8:00 a.m. CT to provide more context around this announcement and to answer your questions. You can access the meeting here (see calendar invite for additional information). I encourage everyone to join the meeting to hear more about this exciting milestone.

This transaction and the opportunities it will create for our future are a testament to your commitment to our customers and our mission to deliver innovative financial solutions that connect the world’s communities. I want to thank every one of you for your hard work and dedication to maintaining our growth and success, and I look forward to this new chapter together.

Thanks,

Alex

MoneyGram
money transfer
+ MADISON DEARBORN
PARTNERS

# Accelerating Our Digital Growth Strategy Through Transaction with Madison Dearborn Partners

- Presents greater opportunities to innovate and further transform MoneyGram to lead the industry in cross-border payments
- Provides financial flexibility to deliver more expansive set of digital offerings while leveraging our global platform for new customers and use cases
- Offers exciting opportunities for MoneyGram team and partners in next chapter of our journey
- Delivers immediate and compelling value at a meaningful premium for MoneyGram shareholders

## MDP: The Right Partner to Help MoneyGram Lead Our Industry's Next Chapter

**40-year** track record of success, investing in **150+ companies** across **five sectors**

Long-term investment philosophy rooted in **partnering with management teams to drive growth**

Significant experience in **financial services sector**

## Transaction Highlights

All-cash transaction valued at

**~$1.8B**

MoneyGram shareholders to receive

**$11.00** in cash

**~50%**

premium to unaffected share price[1]

Roadmap to Close: It is business as usual for our employees, customers, agents and partners. MoneyGram will continue to operate as an independent, public company until close.
Approvals Close Post-Close
Transaction is subject to approval by MoneyGram shareholders and receipt of regulatory approvals including approvals related to money transmitter licenses
30-day “go shop”
Expect to close in Q4 2022
MoneyGram will become a private company with greater opportunities
Company will retain its brand and continue to be led by Alex Holmes and the existing leadership team, with headquarters in Dallas
1Share price as of December 14, 2021, the last trading day prior to media speculation regarding a possible transaction
Important Information for Stockholders The proposed transactions will be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company will file a proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). In addition, the Company may also file other relevant documents with the SEC regarding the proposed transaction. After the proxy statement has been cleared by the SEC, a definitive proxy statement will be mailed to the stockholders of the Company. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by the Company, at the Company’s website, ir.moneygram.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from the Company by writing to MoneyGram International, Inc., 2828 North Harwood Street, 15th Floor, Dallas, Texas 75201, Attention: Investor Relations. Participants in the Solicitation The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Proxy Statement on Schedule 14A for the 2021 annual meeting of stockholders for the Company, which was filed with the SEC on March 25, 2021. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available. Forward Looking Statements The information included herein contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events and speak only as of the date they are made. Words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “forecast,” “outlook,” “continue,” “currently,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, financing of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction. Forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of the Company’s stockholders; the timing to consummate the proposed transaction; the satisfaction of the conditions to closing of the proposed transaction or the debt financing may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated or conditions that Parent is not obligated to accept; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Letter to Agents from MoneyGram CEO Alexander Holmes

To Our Valued Partner,

I am writing to share some very exciting news regarding the future of MoneyGram. As we continue to build on our successful growth strategy, we are thrilled to announce that MoneyGram has entered into an agreement to be acquired by funds affiliated with Madison Dearborn Partners (MDP), a leading private equity firm with significant experience investing in the financial services sector. You can read our press release here.

As we look to the next chapter for MoneyGram, we believe it makes sense to join forces with a partner that can invest in our global platform and MDP has an impressive track record of supporting companies and accelerating their strategies. By becoming a private company with MDP’s support, we expect to have greater opportunities to innovate and transform MoneyGram to lead the industry in cross-border payments while also leveraging our global platform for new customers and use cases.

Let me assure you that although this transaction will result in a change in ownership, there will be no immediate changes in our business. Now and after the transaction closes, you should experience no disruptions in how you work with us and there will be no change to your contract or point of contact. We remain as focused as ever on serving our customers with excellence and executing the next phase of our digital transformation.

There are a number of steps and approvals required before we complete this transaction, which we expect to occur in the fourth quarter 2022. Until then, we will remain an independent, publicly traded company and are operating as usual. Following close, MoneyGram will continue to be led by our current management team.

Thank you for your ongoing partnership. If you have any questions, please don’t hesitate to reach out to your usual MoneyGram representative.

Best,

Alex Holmes

Chairman and Chief Executive Officer

Important Information for Stockholders

The proposed transactions will be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company will file a proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). In addition, the Company may also file other relevant documents with the SEC regarding the proposed transaction. After the proxy statement has been cleared by the SEC, a definitive proxy statement will be mailed to the stockholders of the Company.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by the Company, at the Company’s website, ir.moneygram.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from the Company by writing to MoneyGram International, Inc., 2828 North Harwood Street, 15th Floor, Dallas, Texas 75201, Attention: Investor Relations.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in the Proxy Statement on Schedule 14A for the 2021 annual meeting of stockholders for the Company, which was filed with the SEC on March 25, 2021. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward Looking Statements

The information included herein contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect the Company’s current beliefs, expectations or intentions regarding future events and speak only as of the date they are made. Words such as “may,” “might,” “will,” “could,” “should,” “would,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “forecast,” “outlook,” “continue,” “currently,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws. Specific forward-looking statements include, among others, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, financing of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction. Forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of the Company’s stockholders; the timing to consummate the proposed transaction; the satisfaction of the conditions to closing of the proposed transaction or the debt financing may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated or conditions that Parent is not obligated to accept; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC.

The Company’s SEC filings may be obtained by contacting the Company, through the Company’s web site at ir.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Key Management Group Talking Points for Use with Teams

What Was Announced

•

We announced that we have entered into an agreement to be acquired by funds affiliated with Madison Dearborn Partners, a leading private equity firm based in Chicago with significant experience investing in the financial services sector.

Why This Transaction Makes Sense

•

As we look to the next chapter for MoneyGram, we believe it makes sense to join forces with a partner that can invest in our platform, and MDP has an impressive track record of supporting companies and accelerating their strategies.

•

Through this transaction, we will become a privately held organization, which will provide enhanced flexibility to further focus on long-term growth while also reducing time-consuming administrative work each quarter.

•

As a private company with MDP’s support, we expect to have greater opportunities to innovate and transform MoneyGram to lead the industry in cross-border payment technology and deliver a more expansive set of digital offerings, while leveraging our global platform for new customers and use cases.

What This Means for Employees

•	While this announcement signals a change in ownership, it does not change our objectives or values.

•	We will continue to be a company that is focused on serving our customers with excellence and executing our customer-centric transformation.

•	MDP recognizes the importance of the MoneyGram team to our collective success. In fact, the strength of our team is one of the reasons they are excited to partner with us.

•	MDP is focused on retaining MoneyGram’s talented employees and we expect many new career developments and advancement opportunities for our team as a result of this transaction.

Next Steps

•	The transaction is expected to close by the fourth quarter of 2022, subject to customary closing conditions, including approval by MoneyGram shareholders and receipt of regulatory approvals.

•	Upon completion of the transaction, MoneyGram will become a private company and MoneyGram shares will no longer be listed on any public market.

•	We expect MoneyGram will continue to be led by Alex and our current management team.

•	Until then, we will continue to operate as usual and I am counting on you to remain focused on your day-to-day responsibilities.

•	I am proud of all we have accomplished together and know we have an incredibly bright future ahead.

•	Thank you for your continued hard work and dedication to our company.